Income Taxes	12 Months Ended
Jun. 30, 2024
Income Tax Disclosure [Abstract]
Income Taxes
NOTE 20. INCOME TAXES
Income taxes are recognized for the amount of taxes payable for the current year and for the impact of deferred tax assets and liabilities, which represent future tax consequences of events that have been recognized differently in the financial statements than for tax purposes. Deferred tax assets and liabilities are established using the enacted statutory tax rates and are adjusted for any changes in such rates in the period of change.
Income before income tax expense from continuing operations was attributable to the following jurisdictions:

	For the fiscal years ended June 30,
	2024	2023	2022
	(in millions)
U.S.	$148	$74	$194
Foreign	437	306	643
Income before income tax expense from continuing operations	$585	$380	$837
The significant components of the Company’s income tax expense were as follows:

	For the fiscal years ended June 30,
	2024	2023	2022
	(in millions)
Current
U.S.
Federal	$1	$1	$—
State & Local	10	15	9
Foreign	165	125	160
Total current tax	176	141	169
Deferred
U.S.
Federal	22	(10)	54
State & Local	3	—	4
Foreign	5	21	(163)
Total deferred tax	30	11	(105)
Total income tax expense	$206	$152	$64
The reconciliation between the Company’s actual effective tax rate and the statutory U.S. Federal income tax rate was as follows:

	For the fiscal years ended June 30,
	2024	2023	2022
U.S. federal income tax rate	21%	21%	21%
State and local taxes, net	2	3	1
Effect of foreign operations (a)	12	15	7
Change in valuation allowance (b)	—	1	(18)
Non-deductible goodwill and asset impairments	1	2	—
Non-deductible compensation and benefits	2	2	—
Remeasurement of deferred tax assets (c)	—	—	(2)
R&D tax credits	(3)	(2)	(1)
Impact of dispositions	—	—	(2)
Other	—	(2)	2
Effective tax rate	35%	40%	8%
(a)The Company’s effective tax rate is impacted by the geographic mix of its income. The Company’s foreign operations are located primarily in Australia and the U.K., which have a higher statutory income tax rate than the U.S. The U.K. had a lower tax rate than the U.S. through the fiscal year ended June 30, 2023.
(b)For the fiscal year ended June 30, 2022, the Company released valuation allowances of $154 million, including $149 million related to certain foreign deferred tax assets.
(c)For the fiscal year ended June 30, 2022, the Company recorded a benefit of $18 million related to the remeasurement of its U.K. deferred tax assets.
The Company recognized deferred income taxes in the Balance Sheets as follows:

	As of June 30,
	2024	2023
	(in millions)
Deferred income tax assets	$332	$393
Deferred income tax liabilities	(21)	(32)
Net deferred tax assets	$311	$361
The significant components of the Company’s deferred tax assets and liabilities were as follows:

	As of June 30,
	2024	2023
	(in millions)
Deferred tax assets
Accrued liabilities	$121	$115
Capital loss carryforwards	1,161	1,162
Net operating loss carryforwards	295	304
Business tax credits	147	131
Operating lease liabilities	241	260
Other	227	204
Total deferred tax assets	2,192	2,176
Deferred tax liabilities
Asset basis difference and amortization	(99)	(41)
Operating lease right-of-use asset	(220)	(236)
Other	(21)	(10)
Total deferred tax liabilities	(340)	(287)
Net deferred tax asset before valuation allowance	1,852	1,889
Less: valuation allowance (See Note 23—Valuation and Qualifying Accounts)	(1,541)	(1,528)
Net deferred tax assets	$311	$361
Significant judgment is applied in determining the ability to realize our deferred tax assets. Management assesses available positive and negative evidence, including historical results and future income forecasts to determine whether deferred tax assets will be realized. Based on its assessment, management has concluded that it is more likely than not that certain deferred tax assets may not be realized and therefore, a valuation allowance has been established against those tax assets. Certain of our businesses may incur losses in the future resulting in additional valuation allowances being recorded.
As of June 30, 2024, the Company had income tax net operating loss (“NOL”) carryforwards (gross, net of uncertain tax benefits) in various jurisdictions as follows:

Jurisdiction	Expiration	Amount (in millions)
U.S. Federal	2025 to 2034	$89
U.S. Federal	Indefinite	249
U.S. States	Various	548
Australia	Indefinite	158
U.K.	Indefinite	72
Other Foreign	Various	583
Utilization of the NOLs is dependent on generating sufficient taxable income from our operations in each of the respective jurisdictions to which the NOLs relate, while taking into account tax filing groups and limitations and/or restrictions on our ability to use them. Certain of our U.S. federal NOLs were acquired as part of the acquisition of Move and are subject to limitations as promulgated under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). Section 382 of the Code limits the amount of NOLs that we can use on an annual basis to offset consolidated U.S. taxable income. The NOLs are also subject to review by relevant tax authorities in the jurisdictions to which they relate.
The Company recorded a deferred tax asset of $295 million and $304 million associated with its NOLs (net of approximately $81 million and $55 million, respectively, of uncertain tax benefits recorded against deferred tax assets) as of June 30, 2024 and 2023, respectively.
Valuation allowances of $134 million and $124 million have been established to reduce the deferred tax asset associated with the Company’s NOLs to an amount that will more likely than not be realized as of June 30, 2024 and 2023, respectively.
As of June 30, 2024, the Company had approximately $2.6 billion and $1.6 billion of capital loss carryforwards in Australia and the U.K., respectively, which may be carried forward indefinitely. The capital loss carryforwards are also subject to review by relevant tax authorities in the jurisdictions to which they relate. Realization of our capital losses is dependent on generating capital gain taxable income and satisfying certain continuity of ownership and/or business requirements. The Company recorded a deferred tax asset of $1.2 billion as of June 30, 2024 and 2023 for these capital loss carryforwards. It is more likely than not that the Company will not generate capital gain income in the normal course of business in these jurisdictions, and accordingly, valuation allowances of $1.2 billion have been established to reduce the capital loss carryforward deferred tax asset to an amount that will more likely than not be realized as of June 30, 2024 and 2023.
As of June 30, 2024, the Company had approximately $111 million of U.S. federal tax credit carryforwards which includes $35 million of foreign tax credits and $76 million of general business credits, which begin to expire in 2026 and 2036, respectively.
As of June 30, 2024, the Company had approximately $22 million of non-U.S. tax credit carryforwards which expire in various amounts beginning in 2027 and $14 million of state tax credit carryforwards (net of U.S. federal benefit), which expire in various amounts beginning in 2025.
A valuation allowance of $31 million has been established to reduce the deferred tax asset associated with the Company’s U.S. federal tax credits, non-U.S. tax credits and state tax credit carryforwards to an amount that will more likely than not be realized as of June 30, 2024.
Uncertain Tax Positions
The following table sets forth the change in the Company’s unrecognized tax benefits, excluding interest and penalties:

	For the fiscal years ended June 30,
	2024	2023	2022
	(in millions)
Balance, beginning of period	$105	$86	$69
Additions for prior year tax positions	—	14	—
Additions for current year tax positions	2	17	28
Reduction for prior year tax positions	(3)	—	(1)
Lapse of the statute of limitations	(3)	(2)	(3)
Settlement—tax attributes	—	(14)	—
Impact of currency translations	(1)	4	(7)
Balance, end of period	$100	$105	$86
The Company recognizes interest and penalty charges related to unrecognized tax benefits as income tax expense, which is consistent with the recognition in prior reporting periods. The Company recognized an expense related to interest and penalties of $1 million for each of the fiscal years ended June 30, 2024, 2023 and 2022. The Company recorded liabilities for accrued interest and penalties of approximately $7 million, $5 million and $5 million as of June 30, 2024, 2023 and 2022, respectively.
The Company’s tax returns are subject to on-going review and examination by various tax authorities. Tax authorities may not agree with the treatment of items reported in our tax returns, and therefore the outcome of tax reviews and examinations can be unpredictable. The Company is currently undergoing tax examinations in the U.S., various states and foreign jurisdictions. The Company settled its audit with the Internal Revenue Service for the fiscal year ended June 30, 2018 in June 2024 with no material adjustments. The Company believes it has appropriately accrued for the expected outcome of uncertain tax matters and believes such liabilities represent a reasonable provision for taxes ultimately expected to be paid. However, the Company may need to accrue additional income tax expense and our liability may need to be adjusted as new information becomes known and as these tax examinations continue to progress, or as settlements or litigations occur.
The following is a summary of major tax jurisdictions for which tax authorities may assert additional taxes based upon tax years currently under audit and subsequent years that could be audited by the respective taxing authorities.

Jurisdiction	Fiscal Years Open to Examination
U.S. Federal	2021-2023
U.S. States	Various
Australia	2020-2023
U.K.	2011-2023
It is reasonably possible that uncertain tax positions may increase or decrease in the next fiscal year, however, actual developments in this area could differ from those currently expected. As of June 30, 2024, approximately $22 million would affect the Company’s effective income tax rate, if and when recognized in future fiscal years. It is reasonably possible that the amount of uncertain tax liabilities which may be resolved within the next fiscal year is between the range of approximately nil and $48 million, a portion of which will affect our effective income tax rate, primarily as a result of the settlement of tax examinations and the lapsing of statutes of limitations.
Other
The Organization for Economic Cooperation and Development (“OECD”) continues to develop detailed rules to assist member states in the implementation of landmark reforms to the international tax system, as agreed in October 2021 by 136 members of the OECD/G20 Inclusive Framework. These rules are intended to address certain tax challenges arising from digitalization of the global economy and ensure that companies pay a global minimum level of taxation in countries where they operate.
The OECD’s recommendations call for a global minimum effective tax rate of 15% for multinational groups with annual global revenue exceeding 750 million Euros. In December 2022, European Union (“EU”) member states agreed to adopt the OECD’s minimum tax rules, which began going into effect in tax years beginning on or after January 1, 2024. The majority of the EU countries and the U.K. enacted minimum tax legislation in 2023. Several other countries, including Australia, have proposed changes to their tax law to implement the OECD’s minimum tax proposal. Global minimum tax legislation will generally be effective for the Company’s financial year beginning on July 1, 2024. The Company has assessed the potential impact of global minimum tax proposals in the jurisdictions where it operates, including available transitional safe harbor relief which provides more simplified measures, on its consolidated financial statements and related disclosures. Based on our assessment, these rules are not expected to have a material impact on the Company’s results of operations. However, the application of the rules continues to evolve, and its outcome may alter aspects of how the Company’s tax obligations are determined in countries in which it does business. The Company continues to evaluate the potential impact of these rules.
Prior to the enactment of the Tax Act, the Company’s undistributed foreign earnings were considered permanently reinvested and as such, United States federal and state income taxes were not previously recorded on these earnings. As a result of the Tax Act, substantially all of the Company’s earnings in foreign subsidiaries generated prior to the enactment of the Tax Act were deemed to have been repatriated and taxed accordingly. As of June 30, 2024, the Company has approximately $1 billion of undistributed foreign earnings that it intends to reinvest permanently. It is not practicable to estimate the amount of tax that might be payable if these earnings were repatriated. The Company may repatriate future earnings of certain foreign subsidiaries in which case the Company may be required to accrue and pay additional taxes, including any applicable foreign withholding taxes and income taxes.
During the fiscal years ended June 30, 2024, 2023 and 2022, the Company paid gross income taxes of $156 million, $149 million and $175 million, respectively, and received income tax refunds of $17 million, $13 million and $3 million, respectively.